UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

201 Daktronics Drive
Brookings, SD  57006
(Address of Principal Executive Offices, and Zip Code)

(605) 692-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.
Effective on November 19, 2021, the Board of Directors (the "Board") of Daktronics, Inc. (the "Company"), approved a First Amendment to Rights Agreement (the "First Amendment"), dated as of November 19, 2021 (the "Rights Agreement") between the Company and Equiniti Trust Company, as rights agent (the "Rights Agent"). The First Amendment amends the Rights Agreements dated as of November 16, 2018 (the "Original Rights Agreement") between the Company and the Rights Agent.  The First Amendment extends expiration date of the rights (the "Rights") under the Original Rights Agreement from the close of business on November 19, 2021 to the close of business on November 19, 2024. The Rights, which are not exercisable until the "Distribution Date" (as that term is defined in the Original Rights Agreement) will expire at (i) the close of business on November 19, 2024; (ii) the time at which the Rights are redeemed under the Original Rights Agreement, as amended by the First Amendment (collectively, the "Rights Agreement"); (iii) the time at which the Rights are exchanged under the Rights Agreement; and (iv) the time at which the Rights are terminated upon the closing of any merger or other acquisition transaction involving the Company and a person pursuant to a merger or other acquisition agreement that has been approved by the Board of Directors of the Company before such person has become an "Acquiring Person" (as that term is defined in the Rights Agreement).    The First Amendment also amends the initial exercise price of $25.00 per Right set forth in the Original Rights Agreement to $20.00 per Right.  In all other respects, the Original Rights Agreement remains in full force and effect.

The foregoing description of the material terms of the  Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Agreement, which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K, and by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference. In addition, the description of the Original Rights Agreement set forth in Item 1.01 of the Current Report on Form 8-K of the Company dated November 16, 2018 is incorporated into this Item 1.01 by reference.

Section 3 - Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On November 19, 2021, the Company issued a press release announcing the adoption of the First Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of the form of Current Report on Form 8-K, the information in the foregoing paragraph, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits. The exhibits identified in the attached Exhibit Index are filed or furnished, as applicable, as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date:	November 19, 2021

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Daktronics, Inc. dated November 16, 2018 (Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 16, 2018)
4.1	Rights Agreement dated as of November 16, 2018 between Daktronics, Inc. and Equiniti Trust Company as Rights Agent (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 16, 2018)
4.2	First Amendment to Rights Agreement, dated as of November 19, 2021, between Daktronics, Inc. and Equiniti Trust Company, as Rights Agent.
99.1	Press Release dated November 19, 2021 issued by Registrant regarding first amendment to Rights Agreement.
104	Cover page Interactive Data File (embedded within the Inline XBRL document